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                                                                    EXHIBIT 10.2

                                  GLOBALSANTAFE
                          2003 LONG-TERM INCENTIVE PLAN

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                               ADOPTED MAY 6, 2003

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                                  GLOBALSANTAFE
                          2003 LONG-TERM INCENTIVE PLAN

                               SECTION 1 - GENERAL

         1.1 Purpose. The GlobalSantaFe 2003 Long-Term Incentive Plan (the "Plan") has been established by GlobalSantaFe Corporation (the "Company") effective March 4, 2003, to (i) attract and retain persons eligible to participate in the Plan, (ii) motivate Participants by means of appropriate incentives to achieve long-range goals, (iii) provide incentive compensation opportunities using the Company's ordinary shares or cash that are competitive with those of other similar companies, and (iv) further identify Participants' interests with those of the Company's other shareholders through compensation that is based on the Company's ordinary shares, thereby promoting the long-term financial interest of the Company and the Related Companies, including growth in value of the Company's equity and enhancement of long-term stockholder return.

         1.2 Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate from time to time, from among the Eligible Individuals, those persons who will be granted one or more Awards under the Plan and thereby become "Participants" in the Plan. At the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or in replacement of (a) awards outstanding under the Plan or any other plan or arrangement of the Company or a Related Company, or (b) awards outstanding under a plan or arrangement of a business or entity all or part of which is acquired by the Company or a Related Company; provided, however, that except for adjustments described in paragraph
(c) of subsection 7.2, the Grant Price of any Option or SAR shall not be decreased including by means of issuance of a substitute Option or SAR with a lower Grant Price.

         1.3 Operation and Administration. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 7 (relating to operation and administration).

         1.4 Construction and Definitions. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular. Capitalized terms in the Plan shall be defined as set forth in the Plan, including the definition provisions of Section 2.

                            SECTION 2 - DEFINED TERMS

                  For purposes of the Plan, the terms listed below shall be defined as follows:

(a) Agreement. The term "Agreement" has the meaning ascribed to it in subsection 7.10.

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(b)      Award. The term "Award" means any award or benefit granted to any
         Participant under the Plan, including without limitation the grant of Options, SARs, Stock Awards, Cash Awards or Performance Awards.

(c)      Board. The term "Board" means the Board of Directors of the Company.

(d) Cash Award. The term "Cash Award" has the meaning ascribed to it in subsection 5.1.

(e) Code. The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

(f) Committee. The term "Committee" has the meaning ascribed to it in subsection 8.1.

(g) Company. The term "Company" has the meaning ascribed to it in subsection 1.1.

(h) Effective Date. The term "Effective Date" has the meaning ascribed to it in subsection 7.1.

(i) Eligible Individual. The term "Eligible Individual" shall mean any employee of the Company or a Related Company, any consultant or other person providing key services to the Company or a Related Company, any person to whom an offer of employment has been made by the Company or a Related Company and is expected to become such an employee within the following six months, and any Non-Employee Director.

(j) Exercise Price. The term "Exercise Price" has the meaning ascribed to it in paragraph (c) of subsection 3.1.

(k) Fair Market Value. For purposes of determining the "Fair Market Value" of a share of Stock, the following rules shall apply:

         (i) If the Stock is at the time listed or admitted to trading on any stock exchange, then the "Fair Market Value" shall be the mean between the lowest and highest reported sale prices of the Stock on the date in question on the principal exchange on which the Stock is then listed or admitted to trading; provided that, in the discretion of the Committee, "Fair Market Value" for purposes of the exercise of an Option or SAR may be the price prevailing on the exchange at the time of exercise. If no reported sale of Stock takes place on the date in question on the principal exchange, then the reported closing asked price of the Stock on such date on the principal exchange shall be determinative of "Fair Market Value."

         (ii) If the Stock is not at the time listed or admitted to trading on a stock exchange, the "Fair Market Value" shall be the mean between the lowest reported bid price and highest reported asked price of the Stock on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Committee and regularly reporting the market price of the Stock in such market.

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         (iii)    If the Stock is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the "Fair Market Value" shall be as determined in good faith by the Committee.

(l) Incentive Stock Option. The term "Incentive Stock Option" has the meaning ascribed to it in paragraph (a) of subsection 3.1.

(m) Non-Employee Director. The term "Non-Employee Director" shall mean an individual serving as a member of the Board who is not an employee of the Company or a Related Company.

(n) Non-Qualified Stock Option. The term "Non-Qualified Stock Option" has the meaning ascribed to it in paragraph (a) of subsection 3.1.

(o)      Option. The term "Option" has the meaning ascribed to it in paragraph
         (a) of subsection 3. 1.

(p) Participant. The term "Participant" has the meaning ascribed to it in subsection 1.2.

(q)      Plan. The term "Plan" has the meaning ascribed to it in subsection 1.1.

(r) Performance Award. The term "Performance Award" has the meaning ascribed to it in subsection 6.1.

(s) Pricing Date. The term "Pricing Date" has the meaning ascribed to it in paragraph (c) of subsection 3.1.

(t) Prior Plans. The term "Prior Plans" has the meaning ascribed to it in paragraph (a) of subsection 7.2.

(u) Qualified Performance Award. The term "Qualified Performance Award" has the meaning ascribed to it in subsection 6.2.

(v) Related Company. The term "Related Company" means any subsidiary of the Company and any other business venture in which the Company has a significant interest as determined in the discretion of the Committee.

(w) SAR. The term "SAR" has the meaning ascribed to it in paragraph (b) of subsection 3.1.

(x) Stock. The term "Stock" means the ordinary shares, $.01 par value per share, of the Company.

(y) Stock Award. The term "Stock Award" has the meaning ascribed to it in subsection 4.1.

                          SECTION 3 - OPTIONS AND SARS

         3.1      Definitions

(a) The grant of an "Option" entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Options granted under this Section 3 may

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         be either Incentive Stock Options or Non-Qualified Stock Options, as
         determined in the discretion of the Committee. An "Incentive Stock Option" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" as described in section 422(b) of the Code and shall comply with, among other things, the requirements of subsections 3.2, 3.3 and 7.1 of the Plan. A "Non-Qualified Stock Option" is an Option that is not intended to be an "incentive stock option" as that term is described in section 422(b) of the Code.

(b) A stock appreciation right (an "SAR") entitles the Participant to receive, in cash or Stock (as determined in accordance with subsection 3.4), value equal to all or a portion of the excess of: (i) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (ii) an Exercise Price established by the Committee. A SAR may be granted in tandem with an Option, subject to the terms and restrictions established by the Committee.

(c) Exercise Price. The "Exercise Price" of each Option and SAR granted under this Section 3 shall be established by the Committee or shall be determined by a method established by the Committee; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a share of Stock as of the Pricing Date. For purposes of the preceding sentence, the "Pricing Date" shall be the date on which the Option or SAR is granted, except that the Committee may provide that: (a) the Pricing Date is the date on which the recipient is hired or promoted (or similar event), if the grant of the Option or SAR occurs not more than 90 days after the date of such hiring, promotion or other event; or (b) if an Option or SAR is granted in tandem with or in substitution for an outstanding Award, the Pricing Date is the date of grant of such outstanding Award.

         3.2 Exercise. Each Option and each SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee; provided, however, that (a) each Option and each SAR shall be exercisable only during a fixed period of time ending no later than ten years from the date such Option or SAR is granted, and (b) to the extent required by the Code, the aggregate Fair Market Value of the shares of Stock with respect to which Incentive Stock Options granted to any individual Participant are exercisable for the first time during any calendar year shall not exceed $100,000, valued at the date or dates the Options are granted, and any Option designated as an Incentive Stock Option that is in excess of such limit required by the Code shall be treated as a Non-Qualified Stock Option.

         3.3 Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 3 shall be subject to the following:

(a) Subject to the following provisions of this subsection 3.3, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise except that, in the case of an exercise arrangement approved by the Committee and described in paragraph (c) of this subsection 3.3, payment may be made as soon as practicable after the exercise.

(b) The Exercise Price shall be payable in cash or by tendering shares of Stock (by either actual delivery of shares or by attestation, with such shares being valued at Fair Market Value as of the day of exercise), excluding any shares deemed unacceptable for any reason by the Committee, or in any combination thereof, as determined by the Committee.

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(c)      The Committee may permit a Participant to elect to pay the Exercise
         Price upon the exercise of an Option by authorizing a third party to sell some or all of the shares of Stock acquired upon exercise of an Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

         3.4 Settlement of Award. Distribution following exercise of an Option or SAR, and shares of Stock distributed pursuant to such exercise, shall be subject to such conditions, restrictions and contingencies as the Committee may establish. Settlement of SARs may be made in shares of Stock valued at their Fair Market Value at the time of exercise, in cash, or in any combination thereof, as determined in the discretion of the Committee. The Committee may in its discretion impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or an SAR as the Committee determines to be desirable.

                         SECTION 4 - OTHER STOCK AWARDS

         4.1. Definition. A "Stock Award" is a grant of shares of Stock or of a right to receive shares of Stock, or their cash equivalent or a combination of both, in the future.

         4.2 Restrictions on Stock Awards. Each Stock Award shall be subject to such terms and conditions, restrictions and contingencies, if any, as the Committee shall determine. Restrictions and contingencies limiting the right to receive shares of Stock, or their cash equivalent or a combination of both, in the future pursuant to a Stock Award shall limit such right for a minimum of three years from the date such Stock Award is granted or be based on the achievement of single or multiple performance goals over a period ending at least one year from the date such Stock Award is granted. Such restrictions and/or contingencies may terminate or be subject to termination before the passage of the period of time designated and/or the achievement of such performance goals only in the event of grants made in connection with the initial employment or service of a Participant, the death, disability, or retirement from or other non-cause termination of employment or service with the Company or a Related Company of the holder of such Stock Award, or in the event of a change of control, as defined in the terms of such Stock Award, of the Company or a Related Company. Any unrestricted grant of shares of Stock pursuant to a Stock Award shall be made only in lieu of salary or bonus that otherwise would be payable by the Company or a Related Company.

                             SECTION 5 - CASH AWARDS

         5.1 Definition. A "Cash Award" is a cash bonus paid solely on account of the attainment of one or more objective performance goals that have been pre-established by the Committee.

         5.2 Restrictions on Cash Awards. Each Cash Award shall be subject to such terms and conditions, restrictions and contingencies, if any, as the Committee shall determine. Restrictions and contingencies limiting the right to receive a cash payment pursuant to a Cash Award shall be based on the achievement of single or multiple performance goals over a period of time determined by the Committee. The maximum cash payment to be made to any one individual pursuant to any Cash Award during any calendar year shall not exceed $3,000,000.

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                         SECTION 6 - PERFORMANCE AWARDS

         6.1 Definition. A "Performance Award" is an Award made pursuant to this Plan to a Participant that is subject to the attainment of one or more performance goals.

         6.2 Restrictions on Performance Awards. Performance Awards not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code shall be based on achievement of such goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine. Performance Awards granted under the Plan that are intended to qualify as qualified performance-based compensation under Section 162(m) of the Code ("Qualified Performance Awards") shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective performance goals established by the Committee. The performance goals may be cumulative, annual or end-of-performance period goals, may be relative to a peer group or based on increases or changes relative to stated values, and may be based on any one or more of the following measures: (a) earnings before or after interest, taxes, depreciation and amortization; (b) earnings per share;
(c) stock price performance; (d) net income (before or after taxes); (e) cash flow; (f) total shareholder return; (g) revenue growth; (h) return on equity or on assets or on net investment; (i) profit returns and margins and (j) working capital or cost containment or reduction. Unless otherwise stated, such a performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Qualified Performance Awards, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulation
Section 1.162-27(e)(2)(i) as to grants to those Employees whose compensation is, or is likely to be, subject to Section 162(m) of the Code, and the Committee in establishing performance goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation pursuant to a Qualified Performance Awards, the Committee must certify in writing that applicable performance goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Qualified Performance Awards made pursuant to this Plan shall be determined by the Committee.

                    SECTION 7 - OPERATION AND ADMINISTRATION

         7.1 Effective Date and Duration. Subject to its approval by the stockholders of the Company at the Company's 2003 annual meeting of stockholders, the Plan shall be effective as of March 4, 2003 (the "Effective Date"); provided, however, that, to the extent Awards are made under the Plan prior to its approval by stockholders, they shall be contingent on approval of the Plan by the stockholders of the Company. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that, to the extent required by the Code, no Incentive Stock Options may be granted under the plan on a date that is more than ten years from the date the Plan is approved by stockholders.

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         7.2      Shares Subject to Plan.

(a)      (i)      Subject to the following provisions of this subsection 7.2, the maximum number shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to the sum of: (I) 6,000,000 shares of Stock; (II) any shares of Stock available for future awards under the GlobalSantaFe 1998 Stock Option and Incentive Plan, the
                  GlobalSantaFe 2001 Long-Term Incentive Plan and the
                  GlobalSantaFe 2001 Non-Employee Director Stock Option and
                  Incentive Plan, (the "Prior Plans") as of the Effective Date;
                  and (III) any shares of Stock represented by awards granted under the Prior Plans that are forfeited, expire or are canceled without delivery of shares of Stock or which result in the forfeiture of shares of Stock back to the Company. The
                  Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate.

         (ii) Any shares of Stock granted under the Plan that are forfeited because of the failure to meet an Award contingency or condition shall again be available for delivery pursuant to new Awards granted under the Plan. To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

         (iii) If the Exercise Price or other purchase price of any stock option or other award granted under the Plan or the Prior Plans is satisfied by tendering shares of Stock to the Company by either actual delivery or by attestation, or if the tax withholding obligation resulting from the settlement of any such option or other award is satisfied by tendering or withholding shares of Stock, only the number of shares of Stock issued net of the shares of Stock tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

         (iv) Shares of Stock delivered under the Plan in settlement, assumption or substitution of outstanding awards or obligations to grant future awards under the plans or arrangements of another entity shall not reduce the maximum number of shares of Stock available for delivery under the Plan, to the extent that such settlement, assumption or substitution is a result of the Company or a Related Company acquiring another entity or an interest in another entity.

(b) Subject to paragraph (c) of this subsection 7.2, the following additional maximums are imposed under the Plan.

         (i) The entire number of shares of Stock that may be issued pursuant to the Plan may be issued as Incentive Stock Options.

         (ii) The maximum number of shares of Stock that may be issued in conjunction with Awards granted pursuant to Section 4 (relating to Stock Awards) shall be 500,000 shares.

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         (iii)    The maximum number of shares of Stock that may be covered by
                  Awards granted to any one employee during any one calendar year pursuant to this Plan shall be 400,000 shares. The maximum number of shares of Stock that may be covered by Awards granted to any one Non-Employee Director during any one calendar year pursuant to this Plan shall be 25,000 shares.

(c) In the event of a corporate transaction involving the Company (including without limitation any stock divided, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include adjustment of: (i) the number and kind of shares which may be issued or delivered under the Plan; (ii) the number and kind of shares subject to outstanding Awards; (iii) the Award limits set forth in paragraph (b) of subsection 7.2; and (iv) the Exercise Price of outstanding Options and SARs; as well as any other adjustments that the Committee determines to be equitable.

         7.3 Limit on Distribution. Distribution of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including without limitation the requirements of the Securities Act of 1933) and the applicable requirements of any securities exchange or similar entity.

(b) To the extent that the Plan provides for the issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

         7.4 Tax Withholding. Whenever the Company proposes or is required to distribute Stock under the Plan, the Company may require the recipient to remit to the Company, or the Company or any Related Company may withhold from any payments due or becoming due to the recipient, an amount sufficient to satisfy any Federal, state and local tax withholding requirements prior to the delivery of any certificate for such shares; provided, however, that, in the discretion of the Committee, the Company may withhold from the shares to be delivered shares with a Fair Market Value sufficient to satisfy all or a portion of such tax withholding requirements, or the Company may accept delivery of shares of Stock with a Fair Market Value sufficient to satisfy all or a portion of such tax withholding requirement, excluding any shares deemed unacceptable for any reason by the Committee. Whenever under the Plan payments are to be made to a Participant or beneficiary in cash, such payments may be net of an amount sufficient to satisfy any Federal, state and local tax withholding requirements. At the discretion of the Committee, the terms and conditions of any Award may provide for a cash payment to a Participant equal to any tax the Participant must pay in connection with the settlement of the Award and/or the disposition of Stock received upon settlement of the Award. If no provision is made in an Award regarding excise taxes on golden parachute payments under Section 280G of the Code, then payments under the Plan will be capped to avoid imposition of the excise tax and loss of deduction.

         7.5 Shares as Payment. Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock, valued at their Fair Market Value, as the form of payment for any compensation, grants or rights

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earned or due under any other compensation plans or arrangements of the Company or a Related Company.

         7.6 Dividends and Dividend Equivalents. An Award may provide the Participant with the right to receive dividends or dividend equivalent payments with respect to Stock which may be either paid currently or credited to an account for the Participant, and may be settled in cash or Stock as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

         7.7 Payments. Awards may be settled through cash payments, the delivery of shares of Stock, the granting of replacement Awards (subject to the restrictions described in subsection 1.2), or a combination thereof as the Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents.

         7.8 Transferability. Except as otherwise provided by the Committee, Awards under the Plan are not transferable. The transfer restrictions in this Section 7.8 shall not apply to:

         (i)      transfers to the Company,

         (ii) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution; provided that, no transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with a copy of the deceased Participant's will or such other evidence as the Committee may deem necessary to establish the validity of the transfer,

         (iii)    transfers pursuant to a domestic relations order,

         (iv) permitted transfers or exercises on behalf of the Participant by his or her legal representative, if the Participant has suffered a disability,

         (v) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee, or

         (vi) if permitted by the Committee in the applicable Agreement, a transfer by the Participant to (i) the children or grandchildren of the Participant ("Immediate Family Members"),
                  (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership or partnerships in which such Immediate Family Members have at least ninety-nine percent (99%) of the equity, profit and loss interests. Subsequent transfers of a transferred Award shall be prohibited except by will or the laws of descent and distribution, unless such transfers are

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                  made to the original Participant or a person to whom the
                  original Participant could have made a transfer in the manner described herein. No transfer shall be effective unless and until written notice of such transfer is provided to the Committee, in the form and manner prescribed by the Committee. Following transfer, the Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and, except as otherwise provided in the applicable Agreement, the term "Participant" shall be deemed to refer to the transferee. The consequences of termination of employment or service shall continue to be applied with respect to the original Participant as specified in the Agreement.

         7.9 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be made and delivered to the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

         7.10 Agreement With Company. At the time of an Award to a Participant under the Plan, the Committee may require a Participant to enter into an agreement with the Company (the "Agreement") in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions not inconsistent with the Plan as the Committee may prescribe in its sole discretion.

         7.11     Limitation of Implied Rights.

(a) Neither a Participant nor any other person shall by reason of the Plan acquire any right in or title to any assets, funds or property of the Company or any Related Company whatsoever, including without limitation any specific funds, assets, or other property which the Company or any Related Company, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Related Company. Nothing contained in the Plan shall constitute a guarantee that the assets of such companies shall be sufficient to pay any benefits to any person.

(b) The Plan does not constitute a contract of employment, and selection as a Participant and/or the grant or an Award will not give any employee the right to be retained in the employ of the Company or any Related Company, the right to receive any future Award under the Plan, or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such right.

         7.12 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent, reliable, and signed, made or presented by the proper party or parties.

         7.13 Action by Company or Related Company. Any action required or permitted to be taken by the Company or any Related Company shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are

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duty authorized to act for the board, or, except to the extent prohibited by applicable law or applicable rules of any stock exchange, by a duly authorized officer of the company.

         7.14 Separate Fund. Neither the Company, the Board or the Committee has any obligation to create a separate fund for the performance of any cash payment obligation under the Plan, but any or all of them may, at their own discretion, create trust funds or similar arrangements for such purpose.

         7.15 Liability for Cash Payments. Each Related Company shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Related Company by the Participant. Any disputes relating to liability of a Related Company for cash payments shall be resolved by the Committee.

                              SECTION 8 - COMMITTEE

         8.1 Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") or, as applicable, the Board, in accordance with this Section 8.

         8.2 Selection and Composition of Committee. The Committee shall be selected by the Board and shall consist of two or more members of the Board who are not employees of the Company or a Related Company.

         8.3 Powers of Committee. The authority to manage and control the operation and administration of the Plan with respect to awards to employees or consultants shall be vested in the Committee, subject to the following:

(a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Individuals those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and, subject to the same restrictions imposed upon the Board by Section 9, to amend, cancel or suspend Awards. In making such Award determinations, the Committee may take into account the nature of services rendered by the individual, the individual's present and potential contribution to the Company's success, and such other factors as the Committee deems relevant.

(b) Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to performance-based compensation as described in Code section 162(m) and to take such action, establish such procedures, and impose such restrictions at the time such Awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

(c) The Committee will have the authority and discretion to establish terms and conditions of Awards as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

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(d)      The Committee will have the authority and discretion to interpret the
         Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(e) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is conclusive, final and binding.

(f) At its discretion, the Committee may terminate or suspend the granting of Awards under the Plan at any time or from time to time.

(g) In controlling and managing the operation and administration of the Plan, the Committee shall act by a majority of its then members, by meeting or by writing filed without a meeting. The Committee shall maintain and keep adequate records concerning the Plan and concerning its proceedings and acts in such form and detail as the Committee may decide.

         8.4 Powers of the Board. Notwithstanding any Plan provision to the contrary, the Board shall have the same powers, duties, and authority to administer the Plan with respect to Awards granted to Non-Employee Directors as the Committee retains with respect to Awards granted to employees and consultants as described in subsection 8.3 and other applicable Plan provisions.

         8.5 Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee or the Board may allocate all or any part of their respective responsibilities and powers to any one or more of their respective members and may delegate all or any part of its responsibilities and powers to any person or persons. Any such allocation or delegation may be revoked by the Committee or the Board, as applicable, at any time.

         8.6 Information to be Furnished to Committee. The Company and Related Companies shall furnish the Committee or the Board, as applicable, with such data and information as may be required for it to discharge their respective duties. The records of the Company and Related Companies as to an employee's or Participant's employment or other provision of services, termination of employment or cessation of the provision of services, leave of absence, re-employment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee or the Board, as applicable, considers desirable to carry out the terms of the Plan.

         8.7 Duplicated Signatures. At their discretion, the Committee or the Board, as applicable, may accept a duplicated signature on any document, whether faxed, photocopied or otherwise duplicated, which will be effective to the same extent as an original signature unless there is a showing of fraud or other wrongdoing, the burden of making such showing being on the person asserting such fraud or wrongdoing.

                      SECTION 9 - AMENDMENT AND TERMINATION

          The Board may at any time amend, suspend or terminate the Plan, provided that, subject to subsection 7.2 (relating to certain adjustments to shares), no amendment or

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termination may in the absence of written consent to the change by the affected
Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board. Notwithstanding the foregoing, the Committee may amend the Plan by its own action if any such amendment is necessary for the Plan to meet applicable legal requirements or if the amendment does not materially increase the Plan costs nor substantially modify the eligibility, vesting or benefit provisions of the Plan. To the extent required by applicable law or the requirements of the principal national exchange on which the Stock is listed, a Plan amendment shall be subject to shareholder approval.

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